UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 24, 2005 (October 24, 2005)
Cendant Corporation
(Exact name of Registrant as specified in its charter)

Delaware	1-10308	06-0918165
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

9 West 57th Street
New York, NY		10019
(Address of principal executive office)		(Zip Code)
Registrant’s telephone number, including area code (212) 413-1800
None
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
          On October 24, 2005, we reported our third quarter 2005 results. Our third quarter 2005 results are discussed in detail in the press release attached hereto as Exhibit 99.1, which, other than the first and fifth paragraphs under the heading “Outlook”, is incorporated by reference in its entirety.
          The information in this item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by Cendant under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits

99.1	Press Release: Cendant Reports Results for Third Quarter 2005.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION
By:	/s/ Virginia M. Wilson
Virginia M. Wilson
Executive Vice President and Chief Accounting Officer

Date: October 24, 2005

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated October 24, 2005
EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release: Cendant Reports Results for Third Quarter 2005.

4